UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 3, 2014

SOUTHERN MISSOURI BANCORP, INC.
(Exact name of Registrant as specified in its Charter)

Missouri	000-23406	43-1665523
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

531 Vine Street, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

       Registrant's telephone number, including area code:    (573) 778-1800

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 8.01     Other Events

On January 3, 2013, Southern Missouri Bancorp, Inc. (“Southern Missouri”)("NASDAQ:SMBC”), acquired land located on the northeast corner of the intersection of Shelby Road and Oak Grove Road in Poplar Bluff, Missouri. The property has been acquired for the purpose of constructing a new corporate headquarters, and is expected to include a full-service banking facility. The property was owned equally by three parties including SMBCS Investments, LLC and was purchased for $3.25 million.  One of the members of SMBCS Investments, LLC is the spouse of the Chief Operations Officer of Southern Missouri.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: January 7, 2014	By: /s/ Greg A. Steffens Greg A. Steffens President and Chief Executive Officer